EXHIBIT 99.2

                                              NOVA TECH
                                              ENGINEERING, LLC

Purchase Order

Date             9/21/2007                    Ship To
P.O. No.         070822.1 R1
Vendor           Transbotics                  Nova-Tech Engineering, Inc.
                 3400 Latrobe Drive           20818 44th Avenue West, Suite 201
                 Charlotte, NC 28211          Lynnwood, WA 93036
                                              Contact: Roy Lawton
                                              Phone: 425-245-7000 x 247

NTE Project No. 070730 BORE
Terms           Net 30
Due Date        9/21/2007

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
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   Item No.                      Description                                         Qty       Rate         Amount
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             THIS REVISED PURCHASE ORDER REPLACES PURCHASE ORDER 070822.1 DATED
             08/22/07. THIS PURCHASE ORDER CHANGES LINE 03 FROM $162,900 TO
             $228,750 AND ADDS LINE 07 CHANGES PAYMENT TERMS.

      01     Vehicle Hardware and Software (5 Vehicles)                               1       744,450.00    744,450.00

      02     Vehicle and System Design                                                1        70,150.00     70,150.00

      03     System Hardware and Software                                             1       228,750.00    228,750.00

      04     Engineering and Programming                                              1       151,125.00    151,125.00

      05     Commissioning and Acceptance                                             1       198,075.00    198,075.00

      06     On-site Mechanical and Electrical Installation                           1        50,700.00     50,700.00
      R1
      07     Definition Software Tools                                                1        30,000.00     30,000.00

             Reference
             - Quote #MKT-PROP-0707-001-REV3

             Payment Terms:
             - 20% $294,650 - Preliminary Design Review 9/11/07
             - 10%$147,325  - Delivery of functional spec 10/15/07
             - 20% $294,650 - Final Design Review 12/4/07
             - 30% $441,975 - Acceptance/Buyoff at Transbotics 3/6/08
             - 10% $147,325 - System equipment installation onsite @ Boeing
             4/1/08
             - 10% $147,325 - Final Acceptance at Boeing 5/1/08

 ----------------------------------------------------------------------------------------------------------------------
  AUTHORIZATION: /s/ William Teal                                                             Total
                 ----------------                                                                   -------------------

PURCHASE ORDER AND TERMS ACKNOWLEDGED AND

ACCEPTED: /s/ Randall E. Jennings     DATE:  9/27/07
         ------------------------     --------------

    20818 -- 44th Avenue West, Suite 201, Lynnwood, Washington 98036    telephone: 425-245-7000 fax 425-245-7099
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


                                              NOVA TECH
                                              ENGINEERING, LLC

Purchase Order

Date             9/21/2007                    Ship To
P.O. No.         070822.1 R1
Vendor           Transbotics                  Nova-Tech Engineering, Inc.
                 3400 Latrobe Drive           20818 44th Avenue West, Suite 201
                 Charlotte, NC 28211          Lynnwood, WA 93036
                                              Contact: Roy Lawton
                                              Phone: 425-245-7000 x 247

NTE Project No. 070730 BORE
Terms           Net 30
Due Date        9/21/2007

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
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   Item No.                      Description                                         Qty       Rate         Amount
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             OPERATIONS/MAINTENANCE MANUAL REQUIRED WITH PRODUCT

             REFERENCE NTE STANDARD TERMS AND CONDITIONS

             NO REVISIONS TO SCOPE, SCHEDULE OR PRICE WILL BE MADE WITHOUT PRIOR WRITTEN APPROVAL FROM NOVA-TECH ENGINEERING. REVISIONS MUST BE DESCRIBED ON NOVA-TECH'S PURCHASE ORDER FORM, AND MUST BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF NOVA-TECH. NO OTHER FORM OF REVISION WILL BE HONORED.
















 ----------------------------------------------------------------------------------------------------------------------
  AUTHORIZATION: /s/ William Teal                                                             Total $1,473,250.00
                 ----------------                                                                  --------------------

PURCHASE ORDER AND TERMS ACKNOWLEDGED AND

ACCEPTED: /s/ Randall E. Jennings     DATE:  9/27/07
         ------------------------     --------------

    20818 -- 44th Avenue West, Suite 201, Lynnwood, Washington 98036    telephone: 425-245-7000 fax 425-245-7099

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